Fiscal 2025 Earnings Presentation November 21, 2025

About This Presentation This presentation contains statements, estimates and projections that are forward-looking statements (as defined in Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended). Such statements use forward-looking words such as “believe,” “plan,” “anticipate,” “continue,” “estimate,” “expect,” “may,” or other similar words and terms of similar meaning, although not all forward-looking statements contain such words. These statements discuss plans, strategies, events or developments that we expect or anticipate will or may occur in the future. Management believes that these are reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control; accordingly, there is no assurance that results will be realized. You should read UGI’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for a more extensive list of factors that could affect results. We undertake no obligation (and expressly disclaim any obligation) to update publicly any forward-looking statement, whether as a result of new information or future events, except as required by the federal securities laws. Management uses “adjusted net income attributable to UGI Corporation”, “adjusted diluted earnings per share (“EPS”)”, “UGI Corporation Free Cash Flow”, “Midstream and Marketing Margin” and “UGI Corporation Adjusted Earnings before interest, taxes, depreciation and amortization (“EBITDA”)”, all of which are non-GAAP financial measures, when evaluating UGI's overall performance. Management believes that these non-GAAP measures provide meaningful information to investors about UGI’s performance because they eliminate the impacts of (1) gains and losses on commodity and certain foreign currency derivative instruments not associated with current-period transactions and (2) other significant discrete items that can affect the comparison of period-over-period results. Volatility in net income attributable to UGI can occur as a result of gains and losses on commodity and certain foreign currency derivative instruments not associated with current-period transactions but included in earnings in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. The tables in the Appendix reconcile adjusted diluted EPS, adjusted net income attributable to UGI Corporation, UGI Corporation Free Cash Flow, Midstream and Marketing Margin and UGI Corporation adjusted EBITDA to their nearest GAAP measures. 2

OUR PURPOSE:

Delivering Positive Energy Every Day

2030 VISION:

Customers Love Our Energy

OUR VALUES:

- Problem Solver
- Owner
- Ethical
- Together
- Innovative
- Courageous

OUR STANDS:

- Everyone and everything is always safe
- Every customer matters
- Employees thrive at UGI
- UGI advances a sustainable future

Bob Flexon President & Chief Executive Officer, UGI Corporation Sean O’Brien Chief Financial Officer, UGI Corporation Mike Sharp President, AmeriGas Propane

FY25 Key Accomplishments & Strategic Outlook Bob Flexon

Fiscal 2025 Key Highlights

Strong FY25 Financial Performance

Exceeded targets through disciplined execution and operational excellence; successfully delivered on all FY25 strategic priorities

Strong Project Execution

Delivered on our capital portfolio spanning pipeline infrastructure upgrades and new LNG and RNG facilities, enhancing system integrity while expanding revenue-generating assets

Strong Free Cash Flow Generation

Fueling disciplined capital investment and sustained dividend payments

Transforming Talent & Culture

Made strides in driving breakthrough outcomes through investment, workforce upskilling, and building a performance-driven mindset

Positioned for Sustainable Growth - Raising EPS Growth Target to 5-7%[2] (FY24 – 29)

Reflects margin expansion opportunities and confidence in strategic execution capabilities

Adjusted Diluted EPS[1]



$3.06
$3.32
FY24
FY25

FY25 GAAP diluted EPS of $3.09 vs. $1.25 in FY24

Segment Contribution – Adjusted Diluted EPS



FY25
35%
65%
Natural Gas
Global LPG

1. Adjusted diluted EPS is a non-GAAP measure. See Appendix for reconciliation. 2. The forward-looking information used on this slide is for illustrative purposes only. Actual numbers may differ substantially from the figures presented.

6

UGI CORPORATION

Strong Execution on our FY25 Strategic Priorities

Talent and culture

- Invested in workforce upskilling
- Embedding accountability, operational discipline, and equipping teams to create a breakthrough environment

Portfolio optimization

- Generated ~$150M from LPG divestitures[1]
- Deployed $882 million[2] of capital with 80% allocated in aggregate to the natural gas business, primarily to the regulated utilities

Operating model and processes

- Significantly improved our safety metrics, achieving ~30% reduction in recordable incidents at AmeriGas
- Deployed project management discipline and enhanced business processes, particularly at AmeriGas

Performance at AmeriGas Propane

- Optimized our routing and logistics process
- Strengthened our LPG procurement practices
- Reshoring call center operations

Improved financial profile

- Achieved 8% YoY growth in adjusted diluted EPS
- Improved leverage at UGI Corporation and AmeriGas, strengthening financial flexibility

1. Excludes expected cash generation of ~$65 million from closing of divestiture of Austrian assets in Q1 FY26. 2. Includes investments in equity method investees.

7

Building Momentum: Creating Sustainable Shareholder Value

AmeriGas Transformation

Execute the operational transformation to establish AmeriGas as the **premier propane company** with a reliable and cost-efficient business model

Natural Gas Leadership

Positioning UGI as a **key player in regional energy expansion** to capitalize on prolific Pennsylvania investment


Driving operational excellence throughout our business to unlock intrinsic value
UGI
CORPORATION

UGI International Excellence

Maintain operational discipline while positioning **propane as a viable alternative fuel**

Financial Strength & Flexibility

Maintaining a **strong balance sheet** that enables disciplined growth and strategic investments with continued portfolio optimization

8

An Update on AmeriGas Mike Sharp

10 AmeriGas: Strategic Pillars Safety First Customer Focus Operational Excellence Workforce Development Financial Discipline Maintaining an uncompromising commitment to safety across all operations with a zero-harm culture Enhancing customer service quality and strengthening relationships as a trusted energy partner Driving efficiency improvements through technology adoption and process optimization Leveraging financial strength to support sustainable growth and deliver consistent value to UGI shareholders Fostering an engaged workforce culture that empowers employees and supports innovation

11 AmeriGas: Core Focus Areas Customer Value & Retention Supply & Logistics Routing & Delivery Call Center Reshoring Billing Simplification Growth Desired Outcomes Customer Satisfaction Operational Efficiencies Increased Retention Call Volume Reduction Driving Profitable Growth

Financial Update Sean O’Brien

FY25 Financial Results FY25 Adjusted Diluted EPS – Comparison with FY241 1. Adjusted diluted EPS is a non-GAAP measure. See Appendix for reconciliation. 2. Includes Corporate and Other of ($0.26). 3. Includes Corporate and Other of ($0.25). Also includes $0.10 benefit from the One Big Beautiful Bill Act that was related to prior years. FY25 GAAP diluted EPS of $3.09 vs. $1.25 in FY24 13 $3.06 ($0.02) $0.12 ($0.12) $0.27 $0.01 $3.32 FY24 Adjusted Diluted EPS Utilities Midstream & Marketing UGI International AmeriGas Propane Corp & Other FY25 Adjusted Diluted EPS $3.062 $3.323 Utilities Midstream & Marketing UGI International AmeriGas Propane

FY25 Segment Results Recap – Natural Gas

FY25 EBIT - Comparison with FY24

($ in million)

Utilities



$400
$39
($25)
($12)
$1
$403
FY24 EBIT
Total Margin
OPEX
D&A
Other
FY25 EBIT

Key Drivers

- ▲ Total margin increased largely due to the 10% higher core market volumes and the increase in the WV Gas Utility base rate, partially offset by the effects of the weather normalization adjustments
- ▼ Higher OPEX reflect, among other things, higher personnel expenses, higher general insurance costs and higher maintenance expenses
- ▼ Higher D&A reflects the effects of continued distribution system capital expenditure activity

Weather

Vs. Normal
Warmer 2.4%

Vs. PY
Colder 11.3%

Midstream & Marketing



$313
($11)
($4)
$5
($10)
$293
FY24 EBIT
Total Margin
OPEX
D&A
Other
FY25 EBIT

Key Drivers

- ▼ Total margin decrease primarily reflects lower midstream margins ($22 million), mainly from natural gas gathering and processing activities, and the absence of margins from power generation[1] ($16 million), partially offset by higher total margin from natural gas marketing activities ($20 million)
- ▼ OPEX increase reflects, among other things, additional assets placed in service
- ▼ Lower other income largely attributable to lower income from equity investees and storage farmout payments in the prior year

Weather

Vs. Normal
Warmer 0.4%

Vs. PY
Colder 12.2%

Increase | Decrease | Colder | Warmer

Total margin represents total revenue less total cost of sales. In the case of Utilities, the total margin is also reduced by certain revenue-related taxes. OPEX stands for Operating & Administrative Expenses, and D&A stands for Depreciation and Amortization. 1. Power generation asset (Hunlock Creek) divested in September 2024.

14

UGI CORPORATION

FY25 Segment Results Recap – Global LPG

FY25 EBIT - Comparison with FY24

($ in million)

UGI International


$323
($38)
$35
($4)
($2)
$314
FY24 EBIT
Total Margin
OPEX
D&A
Other
FY25 EBIT

Key Drivers

- ▼ LPG retail gallons decreased 4%, largely due to continued structural conservation and the absence of certain customers who previously converted from natural gas to LPG, substantially offset by the impact from the colder weather and higher crop drying campaigns
- ▼ Total margin decrease primarily reflects lower LPG volume, partially offset by higher average unit margins and the translation effects of stronger foreign currencies
- ▲ Lower OPEX primarily reflect lower personnel, distribution, maintenance and uncollectible accounts expenses, and a decline in energy marketing-related OPEX, partially offset by inflation and translation effects

Weather

Vs. Normal
Warmer 3.3%

Vs. PY
Colder 5.0%

Increase | Decrease

AmeriGas Propane


$142
$10
$9
$0
$5
$166
FY24 EBIT
Total Margin
OPEX
D&A
Other
FY25 EBIT

Key Drivers

- ▼ Retail gallons sold slightly decreased during FY25 as the impact from continuing customer attrition was substantially offset by the effects of the colder weather
- ▲ Total margin increase largely reflects higher average retail propane unit margins ($30 million), partially offset by lower fee income ($12 million) and the lower retail propane volumes sold ($6 million)
- ▲ Lower OPEX reflect, among other things, lower uncollectible accounts expense and lower vehicle expenses
- ▲ Higher other operating income mainly resulting from higher gains on sales of fixed assets

Weather

Vs. Normal
Warmer 1.3%

Vs. PY
Colder 6.3%

Colder | Warmer

15

16 FY25 Key Financial Metrics FY25 Total Shareholder Return vs S&P 500 TSR of 19% YoY Adjusted Diluted EPS growth 42% 8% Financial Performance YoY Segment Growth Balance Sheet Strength Capital Allocation $1,176M Reportable Segments EBIT1 $390M Free Cash Flow2 5% Natural Gas Adjusted Diluted EPS 14% Global LPG Adjusted Diluted EPS 3.9x UGI Corporation Leverage3 $1.6B Liquidity5 $882M Capital Expenditure4 $322M Dividends 1. Excludes Corporate and Other. 2. Free Cash Flow is a non-GAAP measure calculated as Net Cash from Operating Activities less Capital Expenditure. See Appendix for reconciliation. 3. Leverage defined as net debt to Adjusted EBITDA. Adjusted EBITDA is a non-GAAP measure. See appendix for reconciliation. Metric differs from relevant debt agreement due to cash eligibility within Net debt and other adjustments. Leverage under the relevant debt agreement is 4.2x. 4. Includes investments in equity method investees. 5. Available liquidity comprises of cash and cash equivalents and available borrowing capacity on revolving credit facilities.

17 FY26 Outlook ▪ Strong topline EBIT growth across reportable segments ▪ Higher gas rates (PA) ▪ Natural gas business growth ▪ Customer growth and retention (AmeriGas) Key Assumptions $2.90 - $3.15 FY26 Adjusted Diluted EPS Guidance Range2 5 – 7% FY26 EBIT Growth $1.0 - $1.1B Capital Expenditure ≤4x UGI Corporation Leverage3 1. The forward-looking information used on this slide is for illustrative purposes only. Actual numbers may differ substantially from the figures presented. 2. Because we are unable to predict certain potentially material items affecting diluted EPS on a GAAP basis, principally mark-to-market gains and losses on commodity and certain foreign currency derivative instruments, we cannot reconcile FY26 adjusted diluted EPS, a non-GAAP measure, to diluted earnings per share, the most directly comparable GAAP measure, in reliance on the “unreasonable efforts” exception set forth in SEC rules. 3. Leverage ratio is defined as net debt to Adjusted EBITDA. Adjusted EBITDA is a non-GAAP measure. 1 ▪ Normal weather ▪ Increased interest expense ▪ 17 – 19% Effective tax rate

Our Long-Term Financial Targets 1. The forward-looking information used on this slide is for illustrative purposes only. Actual numbers may differ substantially from the figures presented. 2. Estimated growth rate over FY24-FY29. 3. Estimates over FY26-29. 4. Leverage ratio is defined as net debt to Adjusted EBITDA. Adjusted EBITDA is a non-GAAP measure. Executing on our strategy to deliver sustainable shareholder value 5-7% $4.5 - $4.9B 9%+ 1 EPS Growth Rate2 Capital Expenditure3 Rate Base Growth Rate3 UGI Corporation Targeted Leverage Ratio4 ≤3.75x ≤4x AmeriGas Targeted Leverage Ratio4 18

Executing Our Strategy 19 Disciplined Execution Driving Measurable Results Delivering Positive Energy Every Day Record Financial Performance ✓ Record adjusted diluted earnings ✓ Stronger balance sheet ✓ Enhanced liquidity ✓ Improved earnings profile Disciplined Execution Unlocking Value AmeriGas Transformation ✓ Financial & operational improvements driving sustainable year-over-year organic growth Operational Excellence ✓ Strategic talent management and development ✓ Structured business improvement framework

Q & Q A

APPENDIX

UGI CORPORATION — Liquidity and Balance Sheet Update

Liquidity Position

$1.6B Available liquidity[1] as of September 30, 2025

Cash Flow Performance

$390M Free cash flow[2] generated

Leverage Management

3.9x Leverage at UGI Corporation[3] as of September 30, 2025

Debt Profile

Well-laddered debt maturities with manageable near-term obligations

Available Liquidity ($ in billion)[4]



$1.5
$1.5
$1.9
$1.9
$1.6
$1.3
$1.3
$1.5
$1.5
$1.3
$0.2
$0.2
$0.4
$0.4
$0.3
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
Cash and cash equivalents
Available borrowing capacity

UGI Corporation Long-Term Debt Maturities ($ in million)[4,5]



$107
$70
$512
$1,100
$40
$354
$493
$263
$1,900 6
$786
$474
$550
FY26
FY27
FY28
FY29
FY30-55
AmeriGas Propane
UGI International
Midstream & Marketing
Utilities
UGI Corporation

1. Available liquidity comprises of cash and cash equivalents and available borrowing capacity on revolving credit facilities. 2. Free cash flow is a non-GAAP measure calculated as Net Cash from Operating Activities less Capital Expenditure. See Appendix for reconciliation. 3. Leverage defined as net debt to Adjusted EBITDA. Adjusted EBITDA is a non-GAAP measure. Metric differs from relevant debt agreement due to cash eligibility within net debt and other adjustments. Leverage under the relevant debt agreement is 4.2x. 4. In August 2025, the Company amended its UGI Corporation 2025 Credit Agreement to add an additional revolving credit facility of $300 million, the borrowings of which, if any, can be used solely to fund the cash consideration in the event of early conversion requests of the UGI Corporation Senior Notes. As of September 30, 2025, none of the events permitting the noteholders to convert their notes early occurred. The $300 million in contingent available liquidity is not included in Available Liquidity. 5. As of September 30, 2025. Long-term debts with maturities of less than $10 million in a particular year have not been represented in the chart. Also excludes intercompany loan of $200 million from UGI International to AmeriGas Propane, $35 million of which was paid off in November 2025. 6. Includes $175 million prepaid in November 2025.

22

UGI CORPORATION

FY26 - 29 Capital Deployment Plan[1]

Regulatory Business Focus

9%+ Expected Rate Base Growth (FY26-29)

Continued Rebalancing

~82% Capital Expenditure on Natural Gas businesses (FY26-29)

Investing in Growth

~70% Growth capital being deployed in the regulated utilities (FY26-29)

Sources and Uses of Cash



$5.6
$0.6
($1.5)
($3.8)
($0.9)
Cash from Operations and Cash in hand
Debt
Cash Returned to Shareholders
Growth Capex
Maintenance Capex

Total Capital Expenditure by Segment



8%
10%
19%
63%
~$4.7B²
AmeriGas Propane
Midstream & Marketing
UGI International
Utilities

1. The forward-looking information used on this slide is for illustrative purposes only. Actual numbers may differ substantially from the figures presented. 2. $4.7 billion is the mid-point of the $4.5 - $4.9 billion expected range of capital expenditure over FY26-29.

23

- 2 4 6 8 UGI Utilities, Inc. Mountaineer Gas Company Utilities: Capital Investments Drive Attractive Rate Base Growth 1. Includes capital expenditures associated with maintenance, growth, mergers and acquisitions, and regulatory requirements. 2. The forward-looking information used on this slide is for illustrative purposes only. Actual numbers may differ substantially from the figures presented. Capital Investment1,2 $ M il li o n Robust capital spend to modernize infrastructure and expand our systems drives reliable earnings growth and rebalancing of our portfolio. Rate Base Growth1,2 9%+ Expected Rate Base CAGR (FY26-29)2 ~$2.9B Targeted Capital Investment at the Utilities (FY26 – 29)2 $ Fully projected future test year (PA) and DSIC / IREP programs reduce regulatory lag and allow timely capital recovery. 0 200 400 600 800 1,000 2019 2020 2021 2022 2023 2024 2025 2026E 2027E 2028E 2029E $ B il li o n $ 24

2021 2022 2023 2024 2025 Gathering & Processing LNG Peaking & LNG Trucking Capacity Management Storage Commodity Marketing Power Generation 0 2 4 6 8 10 Natural Gas Henry Hub ($/Mmbtu) 3 2 Midstream & Marketing: Segment Margin Trend 1. Total Margin is a non-GAAP measure. See Appendix for reconciliation. 2. Power generation asset (Hunlock Creek) divested in September 2024. 3. Monthly Natural Gas Henry Hub Spot NYMEX data from FactSet. $373 $494 Total Margin1 ($ in Million) $ Our diversified Midstream & Marketing business leverages strategic assets located across the Appalachian basin, is backed by a large customer base, and provides stable earnings underpinned by a significant proportion of fee-based contract structures. 7% CAGR 47% 52% $ / M m b tu 25% 5% 3% 12% 3% 15% 4% 13% 21% 25

FY25 Adjusted Diluted Earnings per Share

	FY25	FY24
Utilities	$1.08	$1.10
Midstream & Marketing	1.23	1.11
UGI International	1.10	1.22
AmeriGas Propane	0.16	(0.11)
Corporate & Other (a)	(0.48)	(2.07)
Earnings per share - diluted	3.09	1.25
Net losses (gains) on commodity derivative instruments not associated with current-period transactions	0.03	(0.28)
Unrealized losses (gains) on foreign currency derivative instruments	0.04	0.10
Loss associated with impairment of AmeriGas Propane goodwill	—	0.89
Loss on extinguishments of debt	0.04	0.03
AmeriGas operations enhancement for growth project	—	0.09
Restructuring costs	—	0.26
Costs associated with exit of the UGI International energy marketing business	—	0.32
Net loss on disposals of businesses	0.17	0.26
Impairments of equity method investments and assets	—	0.14
Release of valuation allowance on certain deferred tax assets	(0.05)	—
Total adjustments (a)	0.23	1.81
Adjusted diluted earnings per share	**$3.32**	**$3.06**

(a) Corporate & Other includes certain adjustments made to our reporting segments in arriving at net income attributable to UGI Corporation. These adjustments have been excluded from the segment results to align with the measure used by our Chief Operating Decision Maker in assessing segment performance and allocating resources.

26

UGI CORPORATION

FY25 Adjusted Net Income

($ in Million)	FY25	FY24
Utilities	$237	$237
Midstream & Marketing	269	238
UGI International	242	262
AmeriGas Propane	36	(23)
Corporate & Other (a)	(106)	(445)
Net income attributable to UGI Corporation	**678**	**269**
Net losses (gains) on commodity derivative instruments not associated with current-period transactions (net of tax of $(2) and $17, respectively)	7	(60)
Unrealized losses (gains) on foreign currency derivative instruments (net of tax of $(3) and $(9), respectively)	7	22
Loss associated with impairment of AmeriGas Propane goodwill (net of tax of $0 and $(3), respectively)	—	192
Loss on extinguishments of debt (net of tax of $(2) and $(3), respectively)	8	6
AmeriGas operations enhancement for growth project (net of tax of $0 and $(6), respectively)	—	19
Restructuring costs (net of tax of $0 and $(20), respectively)	—	56
Costs associated with exit of the UGI International energy marketing business (net of tax of $0 and $(15), respectively)	—	69
Net loss on disposals of businesses (net of tax of $2 and $(11), respectively)	38	55
Impairments of equity method investments and assets (net of tax of $0 and $(3), respectively)	—	30
Release of valuation allowance on certain deferred tax assets	(10)	—
Total adjustments (a) (b)	50	389
Adjusted net income attributable to UGI Corporation	**$728**	**$658**

(a) Corporate & Other includes certain adjustments made to our reporting segments in arriving at net income attributable to UGI Corporation. These adjustments have been excluded from the segment results to align with the measure used by our Chief Operating Decision Maker in assessing segment performance and allocating resources. (b) Income taxes associated with pre-tax adjustments determined using statutory business unit tax rates.

27

FY25 Segment Reconciliation (GAAP)

($ in Million)	Total	Utilities	Midstream & Marketing	UGI International	AmeriGas Propane	Corp & Other
Revenues	$7,287	$1,761	$1,483	$2,119	$2,276	$ (352)
Cost of sales	(3,654)	(774)	(989)	(1,179)	(1,054)	342
Total margin	$3,633	$ 987	$ 494	$ 940	$1,222	$(10)
Operating and administrative expenses	(2,011)	(412)[1]	(129)	(543)	(924)	(3)
Depreciation and amortization	(561)	(178)[1]	(81)	(123)	(178)	(1)
Gain (loss) on disposals of businesses	(36)	—	—	—	—	(36)
Other operating income (expense), net	82	—	4	31	46	1
Operating income (loss)	1,107	397	288	305	166	(49)
Income (loss) from equity investees	5	—	6	(1)	—	—
Loss on extinguishments of debt	(10)	—	—	—	—	(10)
Other non-operating income (expense), net	5	6	(1)	10	—	(10)
Earnings (loss) before income taxes and interest expense	**1,107**	**403**	**293**	**314**	**166**	**(69)**
Interest expense	(411)	(100)	(49)	(46)	(144)	(72)
Income (loss) before income taxes	696	303	244	268	22	(141)
Income tax benefit (expense)	(18)	(66)	25	(26)	14	35
Net income (loss) attributable to UGI Corporation	**$ 678**	**$ 237**	**$ 269**	**$ 242**	**$36**	**$(106)**

All non-GAAP adjustments are recorded at Corporate and Other. As a result, GAAP and non-GAAP earnings from each reportable segment – Utilities, Midstream & Marketing, UGI International and AmeriGas Propane – are the same.

1. For US GAAP purposes, certain revenue-related taxes within our Utilities segment are included in "Operating and administrative expenses" above. Such costs reduce margin for Management's Results of Operations reported in our periodic filings.

28

FY25 UGI Corporation Adjusted EBITDA (non-GAAP) 29 ($ in Million) FY25 FY24 FY23 FY22 Net income (loss) attributable to UGI Corporation $678 $269 $(1,502) $1,073 Income taxes 18 71 (335) 313 Interest expense 411 394 379 329 Depreciation and amortization 561 551 532 518 EBITDA 1,668 1,285 (926) 2,233 Net losses (gains) on commodity derivative instruments not associated with current-period transactions 9 (77) 1,644 (598) Unrealized losses (gains) on foreign currency derivative instruments 10 31 38 (50) Loss on extinguishments of debt 10 9 9 11 Acquisition and integration expenses associated with the Mountaineer Acquisition - - - 2 Business transformation expenses - - 10 9 Impairments of equity method investments and assets - 33 - 35 Restructuring costs - 76 - 29 Loss associated with impairment of AmeriGas Propane goodwill - 195 656 - Costs associated with exit of the UGI International energy marketing business - 84 248 5 Net loss on disposals of businesses 36 66 - - Net gain on sale of UGI headquarters building - - (14) - AmeriGas operations enhancement for growth project - 25 24 5 Adjusted EBITDA $1,733 $1,727 $1,689 $1,681

FY25 UGI Corporation Free Cash Flow (non-GAAP) ($ in Million) FY25 FY24 Net Cash from operating activities $1,227 $1,182 Capital Expenditure (837) (796) Free Cash Flow $390 $386 30

Midstream and Marketing Margin FY25 FY24 FY23 FY22 FY21 Total Revenues $1,483 $1,369 $1,847 $2,326 $1,406 Less: Total Cost of Sales (989) (864) (1,360) (1,876) (1,033) Margin - Midstream & Marketing $494 $505 $487 $450 $373 31

Investor Relations: Tameka Morris morrista@ugicorp.com Arnab Mukherjee mukherjeea@ugicorp.com